                                                        EXHIBIT 10.29

J8uRopes & Gray
Draft of 11/20/97
ITEM 3.1.1
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                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT is made and entered into this 21st day of November, 1997, between COAST HOTELS AND CASINOS, INC., a Nevada corporation (the "DEBTOR"), and FIRSTAR BANK OF MINNESOTA, N.A., as trustee for the benefit of the holders of the Notes (as defined below) ("SECURED PARTY").

                                    RECITALS

     A.   NOTES.  Debtor is the issuer of those certain $16,800,000 10 7/8%
          -----
First Mortgage Notes due 2001 (the "NOTES") pursuant to that certain Indenture dated as of November __, 1997 (the "INDENTURE") by and among Debtor, Coast Resorts, Inc., a Nevada corporation, as guarantor, and Secured Party. Any capitalized term used in this Security Agreement without definition, but defined in the Indenture, shall have the same meaning here as in the Indenture.

     B.   PURPOSE.  As a material inducement to Secured Party to enter into the
          -------
Indenture, the Debtor has agreed to execute this Security Agreement in favor of Secured Party and to pledge all its right, title and interest in the collateral described herein to Secured Party.

                                   AGREEMENT

     Now therefore, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1.   CREATION OF SECURITY INTEREST.   Debtor hereby assigns, pledges and
          -----------------------------
grants to Secured Party a security interest in all of Debtor's right, title and interest in and to the collateral described in Section 2 hereinbelow (the "COLLATERAL") in each case whether now owned or hereafter acquired by Debtor in order to secure the payment and performance of the obligations of Debtor to Secured Party described in Section 3 hereinbelow.

     2.   COLLATERAL.  The Collateral under this Security Agreement is:
          ----------

          a) all of Debtor's personal property, goods, equipment, supplies, building and other materials of every nature whatsoever and all other personal property, including, but not limited to, all gaming and general equipment and devices which are or are to be installed and used in connection with the operation of the Orleans Hotel and Casino, the Barbary Coast Hotel and Casino and the Gold Coast Hotel and Casino (collectively, the "HOTELS"), all computer equipment, calculators, adding machines, and gaming tables, video game and slot machines and any other electronic equipment of every nature used or located at the Hotels (all of the foregoing property and similar or after-acquired property included as Collateral under Section 2(g) below being hereinafter referred to as "EQUIPMENT");

          (b) all of Debtor's accounts and accounts receivable, including, without limitation, all rights to payment for goods sold or leased or for services rendered which are not evidenced by an instrument or chattel paper, all other present or future rights for money due or to become due, all of Debtor's chattel paper, instruments, promissory notes, markers and general intangibles for money due or to become due of any kind, in each case whether now existing or hereafter arising and wherever arising and whether or not earned by performance (collectively, the "RECEIVABLES"), other general intangibles, documents of title, warehouse receipts, leases, deposit accounts: including, without limitation, money, tax refund claims, partnership interests, indemnification and other similar claims and contract rights, the Contracts and Documents (as such term is defined in the Collateral Assignment, dated as of January 30, 1996, between the Debtor and American Bank National Association, as trustee) permits and licenses: including, without limitation, any licenses held or to be held by Debtor necessary to operate the Hotels, franchises, certificates, stock, and all rights in, to and under all security agreements, mortgages, deeds of trust, guarantees, leases and other agreements or contracts securing or otherwise relating to any of the foregoing (all of the foregoing property, including, without limitation, the Receivables, and similar or after-acquired property included as Collateral under Section 2(g) below being hereinafter referred to as "INTANGIBLES");

          (c) all of the trademarks and service marks now held or hereafter acquired by Debtor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by Debtor in the United States and trade dress including logos, designs, trade names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States ("MARKS") together with the registration and right to renewals thereof, and the goodwill of the business of Debtor symbolized by the Marks and all licenses associated therewith;

          (d) all United States copyrights which Debtor now or hereafter has registered with the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by Debtor ("COPYRIGHTS") or United States patent to which Debtor now or hereafter has title and any divisions or continuations thereof, as well as any application for a Untied States patent now or hereafter made by Debtor, and all reissues, renewals or extension thereof;

          (e) all patents and patent applications, which are registered in the United States

     Patent and Trademark Office or any similar office or agency of the United States or any state thereof or political subdivision thereof ("PATENTS") together with the registration and right to renewals thereof, and the goodwill of the business of Debtor symbolized by the Patents;

          (f) all computer programs of Debtor and all intellectual property rights therein and all other proprietary information of Debtor, including, but not limited to, trade secrets;

          (g) the Collateral includes all items described in this Section 2, whether now owned or hereafter at any time acquired by Debtor and wherever located, and includes all replacements, additions, parts, appurtenances, accessions, substitutions, repairs, proceeds, products, offspring, rents and profits, relating thereto or therefrom, and all documents, records, ledger sheets and files of Debtor relating thereto. Proceeds hereunder include (i) whatever is now or hereafter receivable or received by Debtor upon the sale, exchange, collection or other disposition of any item of Collateral, whether voluntary or involuntary, whether such proceeds constitute Equipment, Intangibles, or other assets; (ii) any such items which are now or hereafter acquired by Debtor with any proceeds of Collateral hereunder; and (iii) any insurance or payments under any indemnity, warranty or guaranty now or hereafter payable by reason of loss or damage or otherwise with respect to any item of Collateral or any proceeds thereof. Notwithstanding the foregoing, "Collateral", "Equipment", "Receivables", "Intangibles" shall not include any of the following assets (the "EXCLUDED ASSETS"): (i) any aircraft owned by the Company and any equipment subject to Liens in existence as of the date of the 1996 Indenture (as defined in the Indenture) securing Existing Indebtedness (as defined in the Indenture); (ii) any agreement with a third party that, pursuant to its terms, prohibits the grant of a lien on such agreement; provided that the Company shall use its best efforts to obtain such third party's consent to assignment of all material agreements; (iii) Gaming Licenses (as defined in the Indenture) or any other governmental approval or permit, to the extent that, under the terms and conditions of such approval or under applicable law, it cannot be subjected to a Lien in favor of the Secured Party without the approval of the relevant governmental authority, to the extent that such approval has not been obtained; and (iv) any Equipment (A) the purchase of which was not financed with the proceeds of the Notes and (B) that Debtor is permitted to encumber and has encumbered pursuant to clause (ii) of the second paragraph of
     Section 4.9 of the Indenture and (C) in which Secured Party is prohibited from maintaining a security interest pursuant to the terms of the FF&E Financing Agreement (as defined below) encumbering such Equipment.

     3.   SECURED OBLIGATIONS OF DEBTOR.  The Collateral secures and shall
          -----------------------------
hereafter secure (i) the payment by Debtor to the Holders or Secured Party of all indebtedness now or hereafter owed to Secured Party by Debtor in connection with the transactions related to the Notes and the Indenture (the "COAST FINANCING"), whether at stated maturity, by acceleration or otherwise, including, without limitation, Debtor's obligations under the Indenture, the Notes or any related documents securing the obligations thereunder, together with any interest thereon, payments for early termination, fees, expenses, increased costs, indemnification or otherwise, in connection therewith and extensions, modifications and renewals thereof, (ii) the performance by Debtor of all other obligations and the discharge of all other liabilities of Debtor to Secured Party of every kind and character arising from the Coast Financing, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, joint, several and joint and several, and whether created under this Security Agreement or any other agreement to which Debtor and Secured Party are parties, (iii) any and all sums advanced by Secured Party in order to preserve the Collateral or preserve Secured Party's security interest in the Collateral (or the priority, thereof) and (iv) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Secured Party referred to above, or of any exercise by Secured Party of its rights hereunder, together with reasonable attorneys' fees and disbursements and court costs (collectively, the "SECURED OBLIGATIONS"). All payments and performance by Debtor with respect to any Secured Obligations shall be in accordance with the terms under which said indebtedness, obligations and liabilities were or are hereafter incurred or created.

     4.   DEBTOR'S REPRESENTATIONS AND WARRANTIES.  Debtor represents and
          ---------------------------------------
warrants that:

          (a) Debtor is (or, to the extent that the Collateral is acquired after the date hereof, will be) the sole legal and beneficial owner of the Collateral and has exclusive possession and control thereof; there are no security interests in, liens, charges or encumbrances on, or adverse claims of title to, or any other interest whatsoever in, the Collateral or any portion thereof except Permitted Liens (as defined in the Indenture, including without limitation Liens that are created by this Security Agreement); and no financing statement, notice of lien, mortgage, deed of trust or instrument similar in effect covering the Collateral or any portion thereof or any proceeds thereof ("LIEN NOTICE") exists or is on file in any public office, except as relates to Permitted Liens, including without limitation liens as may have been filed in favor of Secured Party relating to this Security Agreement or related agreements, or for which duly executed termination statements have been delivered to Secured Party for filing;

          (b) Debtor has full right, power and authority to execute, deliver and perform this Security Agreement. This Security Agreement constitutes a legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms. Subject to the completion of the items identified in Section 4(c) below (and except to the extent that registration of motor vehicles, possession of checks, instruments not required to be delivered under Section 5(d) and money are required for perfection and except with respect to deposit accounts), the provisions of this Security Agreement are effective to create in favor of Secured Party a valid and enforceable first, prior and perfected security interest in the Collateral subject only to Permitted Liens;

          (c) except for (i) the filing or recording of the financing statements and fixture filings done concurrently with the execution and delivery hereof, (ii) the actual taking of possession of instruments constituting Collateral by the Trustee hereunder or, if the

     Collateral is required under the 1996 Indenture to be delivered to the 1996 Notes Trustee or is in the possession of the 1996 Notes Trustee, the providing of such notice to the Secured Party or the taking of such other actions as are necessary to perfect the Secured Party's security interest in such Collateral, (iii) all consents received and actions taken in connection with the closing of the offering of the Notes, (iv) the actions contemplated by the parenthetical in the second sentence of Section 4(b), and (v) any filings necessary to perfect Secured Party's security interest in any Patent, Trademark or Copyright, no authorization, approval or other action by, no notice to or registration or filing with, any person or entity, including without limitation, any stockholder or creditor of Debtor or any governmental authority or regulatory body is required (x) for the grant by Debtor of the security interest in the Collateral pursuant to this Security Agreement or for the execution, delivery or performance of this Security Agreement by Debtor, (y) for the perfection or maintenance of such security interest created hereby, including the first priority nature of such security interest subject to Permitted Liens, or (except for notices required under the UCC) the exercise by Secured Party of the rights and remedies provided for in this Security Agreement (other than any required governmental consent or filing with respect to any Patents, Trademarks, Copyrights, governmental claims, tax refunds, licenses or permits; the exercise of remedies requiring prior court approval, notices, consents, approvals or authorizations in connection with the sale of any securities under laws affecting the offering and sale of securities generally), or (z) for the enforceability of such security interest against third parties, including, without limitation, judgment lien creditors;

          (d) Except as indicated on Schedule 1, Debtor does not do business, and for the previous five years has not done business, under any fictitious business names or trade names;

          (e) the Collateral has not been and will not be used or bought by Debtor for personal, family or household purposes. In addition, the Collateral does not include crops, timber, farm products, minerals or the like or accounts resulting from the sale of such minerals at the wellhead or minehead;

          (f) (i) Debtor's chief executive office is located at 4500 West Tropicana Avenue, Las Vegas, Nevada 89103, Debtor has no places of business other than such address and other places of business indicated on Schedule 2 and the Collateral is now and will at all times hereafter be located at Debtor's places of business or as Debtor may otherwise notify Secured Party in writing;

          (g) Debtor does not maintain any deposit accounts other than those set forth in Exhibit "A" hereto and Debtor is not now indebted to any
                  -----------
     organization with which Debtor maintains a deposit account;

          (h) Except for purchases in the ordinary course of business, Debtor has not purchased any Collateral, other than for cash, within twenty-one
     (21) days prior to the date hereof;

          (i) all originals of all promissory notes, other instruments or chattel paper which evidence Receivables (other than checks, which Debtor promptly shall deposit into one of the deposit accounts encumbered hereunder, or markers, received by Debtor in the ordinary course of business) with a face or fair market value not to exceed, in the aggregate $250,000, have been delivered to Secured Party (with all necessary or appropriate endorsements) or, if such notes, instruments or chattel paper are required under the 1996 Indenture to be delivered to the 1996 Notes Trustee or are in the possession of the 1996 Notes Trustee, such notice has been provided to the Secured Party or any such other actions have been taken as are necessary to perfect the Secured Party's security interest in such notes, instruments or chattel paper;

          (j) none of the execution, delivery and performance of this Security Agreement by Debtor, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof or the exercise by Secured Party of any rights or remedies hereunder will constitute or result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which with notice or lapse of time or both will result in a breach of or constitute a default under, any material agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor is a party, conflict with or require approval, authorization, notice or consent under any material law, order, rule, regulation, license or permit applicable to Debtor of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over Debtor or its properties or require notice, consent, approval or authorization by or registration or filing with any person or entity (including, without limitation, any stockholder or creditor of Debtor) other than (i) any notices to Debtor or any Guarantor from Secured Party required hereunder,
     (ii) notices and filings in connection with the perfection of Liens hereunder and (iii) notices, consents, approvals or authorizations in connection with the sale of any securities under laws affecting the offering and sale of securities generally. Except for documents entered into in connection with Permitted Liens or Indebtedness permitted under the Indenture, none of the Collateral is subject to any material agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor is a party which may restrict or inhibit Secured Party's rights or ability to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default (as defined herein);

          (k) Debtor represents and warrants that it is the true lawful exclusive owner or licensee of the Marks listed in Annex 1, except those
                                                        -------
     listed as being held under a nonexclusive license, and that said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark office and that said Marks are valid, subsisting and have not been canceled. Debtor represents and warrants that except as indicated on Annex 1, it owns or is licensed to use or not prohibited from using all Marks that it uses. Debtor further warrants that except as indicated on Annex 1, it is aware of no third party claim that any aspect of Debtor's present or contemplated business operations infringes or will infringe Debtor's

     Mark; and

          (l) Debtor represents and warrants that it is the true and lawful exclusive owner or licensee of all rights in the Patents listed in Annex 2
                                                                        -------
     hereto and in the Copyrights listed in Annex 3 hereto, that said Patents
                                            -------
     include all the United States patents and applications for United States patents that Debtor owns and that said Copyrights constitute all the United States copyrights registered in the United States Copyright Office and applications, for United States copyrights that it now uses or practices under. Debtor further warrants that, except as indicated on Annex 2 or 3, it is aware of no third party claim that any aspect of Debtor's present or contemplated business operations infringes or will infringe any Patent or any copyright.

     5.   COVENANTS OF DEBTOR.  Debtor covenants and agrees that:
          -------------------

          (a) Debtor will not move or permit to be moved the Collateral or any portion thereof to any location other than that set forth in or referred in
     Section 4(f) hereof or the respective Hotels or locations established in compliance with Section 5(b) hereof without the prior written consent of the Secured Party and the prior filing of a financing statement with the proper office and in the proper form, to the extent necessary or appropriate, to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing; provided, however that (i) Debtor shall be permitted to move assets pursuant to Section 4.10 of the Indenture and (ii) the foregoing shall not apply to deposit accounts (so long as Debtor complies with Section 5(c) below) or any other intangible Collateral or any vehicles included in the Collateral;

          (b) Debtor will not voluntarily or involuntarily change its name, identity, corporate structure, or location of its chief executive office or any of its other places of business, unless in any such case (i) Debtor shall have delivered written notice to Secured Party, (ii) Debtor shall have executed and caused to be filed financing statements with the proper offices and in the proper form, to the extent necessary or appropriate, to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing, and
     (iii) Debtor shall have delivered to Secured Party any other documents that may be required by Secured Party in a form and substance reasonably satisfactory to Secured Party to perfect or continue the perfection (without loss of priority) of the security interest created herein subject to the terms and conditions of the 1996 Indenture and the Intercreditor Agreement, or Debtor will at all times maintain its status as a citizen of the United States as provided in Section 4(f) hereof;

          (c) Debtor will not establish or create any deposit accounts other than those set forth in Exhibit "A" without giving Secured Party prior
                             ----------
     written notice;

          (d) Debtor will promptly, and in no event later than 21 days after a request by

     Secured Party, procure or execute and deliver all further instruments and documents (including, without limitation, notices, legal opinions, financing statements, mortgagee waivers, landlord disclaimers and subordination agreements) satisfactory to Secured Party subject to the terms and conditions of the 1996 Indenture and the Intercreditor Agreement, and take any other actions which are necessary or, in the judgment of Secured Party, desirable or appropriate to perfect or to continue the perfection, priority and enforceability of Secured Party's security interests in the Collateral, to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, to protect the Collateral against the rights, claims or interests of third persons (other than holders of Permitted Liens), or to effect or to assure further the purposes and provisions of this Security Agreement, and will pay all costs incurred in connection therewith. Without limiting the generality of the foregoing, Debtor will: (i) mark conspicuously each item of chattel paper included in the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such chattel paper and other contracts are subject to the security interests granted hereby;
     (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, which Secured Party may reasonably request in order to perfect and preserve the perfection and priority of the security interests granted or purported to be granted hereby; (iii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper (other than checks, which Debtor promptly shall deposit into one of the deposit accounts encumbered hereunder or markers, received by Debtor in the ordinary course of business), deliver and pledge to Secured Party such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Secured Party; (iv) if any Collateral is at any time in the possession or control of any warehouseman, bailee, consignee or any of Debtor's agents or processors, Debtor shall notify such warehouseman, bailee, consignee, agent or processor of the security interests created or purported to be created hereby, shall cause such warehouseman, bailee, consignee, agent or processor to execute any financing statements or other documents which Secured Party may request, and, upon the request of Secured Party after the occurrence and during the continuation of an Event of Default, shall instruct such person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; (v) deliver and pledge to Secured Party all securities and instruments (other than checks, which Debtor promptly shall deposit into one of the deposit accounts encumbered hereunder, or markers received by Debtor in the ordinary course of business) constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; and
     (vi) at the request of Secured Party following the occurrence of a default that, with the passage of time would result in an Event of Default, deliver to Secured Party any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Secured Party to be named as lienholder on any such certificate of title or other evidence of ownership; provided, however, that notwithstanding anything to the contrary in this Agreement, the actions under clauses (iii) and (v) shall not be required with respect to promissory notes, other instruments, securities and chattel paper with a face or fair market value not to exceed in the aggregate $250,000;

          (e) without the prior written consent of Secured Party or as otherwise expressly permitted by the Indenture, Debtor will not in any way encumber, or hypothecate, or create or permit to exist, any lien, security interest, charge or encumbrance or adverse claim upon or other interest in the Collateral, except for Permitted Liens, including without limitation encumbrances permitted by the Indenture and the liens created by this Security Agreement, and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein (other than holders of Permitted Liens), except as expressly provided herein. Debtor will not permit any Lien Notices to exist or be on file in any public office with respect to all or any portion of the Collateral except, in each case, for Lien Notices of holders of Permitted Liens including without limitation encumbrances permitted by the Indenture or except as may have been filed by or for the benefit of Secured Party relating to this Security Agreement or related agreements. Debtor shall promptly notify Secured Party of any attachment or other legal process levied against any of the Collateral and any information received by Debtor relative to the Collateral, which may in any material way affect the value of the Collateral or the rights and remedies of Secured Party in respect thereto;

          (f) without the prior written consent of Secured Party, Debtor will not sell, transfer, assign (by operation of law or otherwise), exchange or otherwise dispose of all or any portion of the Collateral or any interest therein, except as permitted by the Indenture. If the proceeds of any such prohibited sale are notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to Secured Party to be held as Collateral hereunder (with all necessary or appropriate endorsements) or, if such proceeds are required to be delivered under the 1996 Indenture to the 1996 Notes Trustee, Debtor shall promptly provide appropriate notice to the Secured Party or take any such other actions as are necessary to perfect the Secured Party's security interest in such proceeds. If the Collateral, or any part thereof or interest therein, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of Secured Party shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and Debtor will hold the proceeds thereof in a separate account for Secured Party's benefit. Debtor will, at Secured Party's request, transfer such proceeds to Secured Party in kind;

          (g) Secured Party is hereby authorized to file one or more financing statements or fixture filings, and continuations thereof and amendments thereto, relative to all or any part of the Collateral, without the signature of Debtor where permitted by law;

          (h) Except as expressly permitted by the Indenture, Debtor will pay and discharge all taxes, assessments and governmental charges or levies against the Collateral prior to delinquency thereof and will keep the Collateral free of all unpaid claims and charges (including claims for labor, materials and supplies) whatsoever;

          (i) Debtor will keep and maintain the Collateral in good condition, working order and repair, ordinary wear and tear excepted, and from time to time will make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable toward such end. Debtor will not misuse or abuse the Collateral, or waste or allow it to deteriorate except for the ordinary wear and tear of its normal and expected use in Debtor's business in accordance with Debtor's policies as then in effect (provided that no changes are made to Debtor's policies
                        --------
     as in effect on the date hereof that would be materially adverse to the interests of the Secured Party), and will comply with all material laws, statutes and regulations pertaining to the use or ownership of the Collateral. Debtor will promptly notify Secured Party regarding any loss or damage to any material portion of the Collateral or portion thereof;

          (j) Upon the occurrence and during the continuation of an Event of Default or a material default which, with the passage of time is reasonably likely to cause an Event of Default, (i) Debtor will take all actions directed by Secured Party in Secured Party's sole and absolute discretion, to create, preserve and enforce any liens or guaranties available to secure or guaranty payments due Debtor under any contracts or other agreements with third parties, will not voluntarily permit any such payments to become more than thirty (30) days delinquent and will in a timely manner record and assign to Secured Party, to the extent and at the earliest time permitted by law, any such liens and rights under such guaranties and (ii) Debtor will give Secured Party written notice of any payments due Debtor within five (5) days after any such payments become thirty (30) days delinquent;

          (k) Upon Secured Party's request, Debtor will deliver to Secured Party records and schedules that show the status, condition and location of the Collateral, including reports reasonably requested by Secured Party, all in reasonable detail; will promptly notify Secured Party in writing of any event, or change of law, regulation, business practice, or business condition that may materially adversely affect the value of the Collateral. Secured Party shall have the right to review and verify such records, schedules, and notices, and Debtor will reimburse Secured Party for all costs incurred thereby;

          (l) Except as otherwise provided in this Section 5(l), Debtor shall continue to collect, at its own expense, all amounts due or to be become due Debtor under the Receivables. In connection with such collections, Debtor may take (and upon the occurrence and during the continuation of an Event of Default, at Secured Party's direction, shall take) such action as Debtor (or, upon the occurrence and during the continuation of an Event of Default, Secured Party) may deem necessary or advisable to enforce collection of the Receivables; provided, however that Debtor shall not
                                    --------
     adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than adjustments, settlements, or discounts that are in accordance with Debtor's policies as then in effect. Secured Party shall have the right at any time after the occurrence and during the continuation of an Event of Default to notify the account debtors or obligors under any of the Receivables of the assignment of such Receivables to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, as Secured Party may deem appropriate in its sole discretion, subject to the Intercreditor Agreement. After the occurrence and during the continuation of an Event of Default (i) all amounts and proceeds (including instruments) received by Debtor in respect of the Receivables shall be received in trust for the benefit of Secured Party hereunder and, upon notice from Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with all necessary or appropriate endorsements) to be held as cash collateral and applied as provided by the Indenture, subject to the Intercreditor Agreement, and (ii) Debtor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon;

          (m) Secured Party shall have the right during regular business hours and upon prior notice to Debtor to enter into and upon any premises where any of the Collateral or records with respect thereto are located for the purpose of inspecting the same, performing any audit, making copies of records, observing the use of any part of the Collateral, or otherwise protecting its security interest in the Collateral. Debtor will hold and preserve all records concerning the Receivables and all originals of all chattel paper that evidences any Receivables;

          (n) Secured Party shall have the right at any time while an Event of Default exists, but shall not be obligated, to make any payments and do any other acts Secured Party may deem necessary or desirable to protect its security interest in the Collateral, including, without limitation, the right to pay, purchase, contest or compromise any encumbrance, charge or lien (excluding any Permitted Liens) applicable or purported to be applicable to any Collateral hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of any Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including reasonable attorneys' fees. Debtor hereby agrees that it shall be bound by any such payment made or incurred or act taken by Secured Party hereunder and shall reimburse Secured Party for all payments made and expenses incurred under this Security Agreement, which amounts shall be secured under this Security Agreement. Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts;

          (o) if Debtor shall become entitled to receive or shall receive any certificate, instrument, option or rights (other than checks, which Debtor promptly shall deposit into one of the deposit accounts encumbered hereunder, or markers, received by Debtor in the ordinary course of business and instruments not required to be delivered under Section 5(d)), whether as an addition to, in substitution of, or in exchange for any or all of the Collateral or any part thereof, or otherwise, Debtor shall accept any such instruments as Secured Party's agent, shall hold them in trust for Secured Party, and shall deliver them forthwith to Secured Party or, if required under the 1996 Indenture, to the 1996 Notes Trustee in the exact form received, with Debtor's endorsement when necessary or appropriate, or accompanied by duly executed instruments of transfer or assignment in blank or, if requested by Secured Party, an additional pledge agreement or security agreement executed and delivered by Debtor, all in form and substance satisfactory to Secured Party, to be held by Secured Party, subject to the terms hereof, as additional Collateral to secure the obligations hereunder;

          (p) Secured Party is hereby authorized to pay all reasonable costs and expenses incurred in the exercise or enforcement of its rights hereunder, including reasonable attorneys' fees, and, while an Event of Default exists to apply any Collateral or proceeds thereof against such amounts, and then to credit or use any further proceeds of the Collateral in accordance herewith;

          (q) Secured Party may take any actions permitted hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters;

          (r) Debtor hereby agrees to take all actions necessary to maintain Secured Party's first prior security interest (subject to Permitted Liens) in all Marks, Patents and Copyrights (if any), to preserve the value of all Marks, Patents and Copyrights (if any), to prosecute and defend such Marks, Patents and Copyrights against infringement, and to provide Secured Party with notice of any material pertinent information regarding any such infringement, any material actions with the United States Patent and Trademark Office and any other information which could have a material adverse effect on the Marks, Patents and Copyrights; and

          (s) This Security Agreement, as applied to Equipment subject to an FF&E Financing Agreement (as defined below), shall be subordinated to the liens of any FF&E Financing Agreements (or if required by an FF&E Financing Agreement, it shall be released) and any future or further advances made thereunder and to any modifications, renewals or extensions thereof to which the lien of this Security Agreement attaches, provided, however, that
                                                         --------  -------
     any such FF&E Financing Agreement shall encumber only that Equipment specifically subject to the FF&E Financing Agreement. Debtor covenants and agrees to comply with all of the terms and conditions set forth in any FF&E Financing Agreement covering Equipment in which Secured Party has taken a lien hereunder. If, under any FF&E Financing Agreement covering Equipment in which Secured Party has taken a lien hereunder, Secured Party shall fail to make any payment of principal of or interest, except where Debtor is contesting such payment in good faith, then Secured Party may make such payment of the principal of or interest on the sums secured by such security interest or may make any payment in order to perform or observe any other term, covenant, condition or agreement of any such FF&E Financing Agreement on Debtor's part to be performed or observed and any and all sums so expended by Secured Party shall be secured by this Security Agreement and shall be repaid by Debtor upon demand, together with interest thereon at the interest rate on the Notes from the date of advance. In furtherance of such subordination or release, as applicable, Secured Party, upon receipt of an officer's certificate from Debtor certifying that the requirements of this
     Section 5(t)) have been satisfied, shall execute, acknowledge and deliver to Debtor, at Debtor's expense, any and all such evidence and documents necessary to evidence the subordination or release of this Security Agreement in accordance with the foregoing provisions of this Section 5(t). As used herein, "FF&E Financing Agreement" shall mean (A) any financing (i) as to which the lender holds a security interest in only the assets purchased, fabricated or leased by such financing for the payment of principal, interest and other amounts in connection therewith, (ii) which is permitted by the Indenture to be incurred and (iii) the proceeds of which are used to acquire, construct or lease the Equipment subject to such security interest, and (B) any refinancing or renewal of any financing under clause (A).

     6.   DEFAULTS AND REMEDIES
          ---------------------

          (a) The occurrence of any "Event of Default" under the Indenture (subject to the cure rights set forth therein) shall constitute an Event of Default under this Security Agreement.

          (b) Upon the occurrence and continuation of an Event of Default hereunder, Debtor expressly covenants and agrees that Secured Party may, at its option, subject to the terms of the Indenture, in addition to other rights and remedies provided herein or otherwise available to it, without notice to or demand upon Debtor (except as otherwise required herein), exercise any one or more of the rights as set forth as follows:

               (i) in accordance with the provisions in the Indenture, declare all advances made by Secured Party to Debtor hereunder, all other indebtedness owed by Debtor to Secured Party and all Secured Obligations to be immediately due and payable, whereupon all unpaid principal and interest on said advances and other indebtedness and Secured Obligations shall become and be immediately due and payable;

               (ii) immediately take possession of any of the Collateral wherever it may be found or require Debtor to assemble the Collateral or any part thereof and make it available at one or more places as Secured Party may designate, and to deliver possession of the Collateral or any part thereof to Secured Party, who shall have full right to enter upon any or all of Debtor's places of business, premises and property to exercise Secured Party's rights hereunder;

               (iii) exercise any or all of the rights and remedies provided for by the Nevada Uniform Commercial Code, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Secured Party in the enforcement of this Security Agreement or in connection with Debtor's redemption of the Collateral. Secured Party may exercise its rights under this Security Agreement independently of any other collateral or guaranty that Debtor may have granted or provided to Secured Party in order to secure payment and performance of the Secured Obligations, and Secured Party shall be under no obligation or duty to foreclose or levy upon any other collateral given by Debtor to secure any Secured Obligation or to proceed against any guarantor before enforcing its rights under this Security Agreement;

               (iv) use, manage, operate and control the Collateral and Debtor's business and property to preserve the Collateral or its value, or to pay the indebtedness secured hereunder, including, without limitation, the rights to take possession of all of Debtor's premises and property, to exclude Debtor and any third parties, whether or not claiming under Debtor, from such premises and property, to make repairs, replacements, alterations, additions and improvements to the Collateral and to dispose of all or any portion of the Collateral in the ordinary course of Debtor's business;

               (v) without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at one or more public or private sales, at any of Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as shall be commercially reasonable. Debtor acknowledges and agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' written notice to Debtor of the time and place of any public sale or of the date on or after which any private sale is to be made shall constitute reasonable notification. Any public sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Notwithstanding the foregoing, Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may, without notice or publication, adjourn any public or private sale, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale or, with respect to a private sale, after which such sale may take place, and any such sale may, without further notice, be made at the time and place to which it was so adjourned or, with respect to a private sale, after which such sale may take place. Each purchaser at any such sale shall hold the property sold free from any claim or right on the part of Debtor, and Debtor hereby waives, to the full extent permitted by law, all rights of stay and/or appraisal which Debtor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Debtor also hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. The parties hereto agree that the notice provisions, method, manner and terms of any sale, transfer or disposition of any Collateral in compliance with the terms set forth herein or any other provision of this Security Agreement are commercially reasonable;

               (vi) proceed by an action or actions at law or in equity to recover the indebtedness secured hereunder or to foreclose this Security Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction in any manner permitted by law, or provided for herein;

               (vii) in the event Secured Party recovers possession of all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, Secured Party may retain, sell or otherwise dispose of such Collateral in accordance with this Security Agreement or the Nevada Uniform Commercial Code, and following such retention, sale or other disposition, Secured Party may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. Debtor hereby consents to the voluntary dismissal without prejudice by Secured Party of such judicial action, and Debtor further consents to the exoneration of any bond which Secured Party files in such action;

               (viii) with respect to the sale of securities constituting Collateral, to the extent Secured Party deems it advisable to do so, in its sole discretion or as may be required by applicable law, restrict the prospective bidders or purchasers to persons who in Secured Party's sole judgment are sufficiently sophisticated and who will represent and agree that they are purchasing the securities constituting Collateral then being sold for their own account and not with a view to the distribution or resale thereof, and upon consummation of any such sale, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the securities constituting Collateral so sold;

               (ix) Secured Party, in its sole discretion, if permitted by law, may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase for its account the whole or any part of the Collateral at any public sale or sale on any securities exchange or other recognized market;

               (x) to the full extent provided by law, have a court having jurisdiction appoint a receiver, which receiver shall take charge and possession of and protect, preserve, replace and repair the Collateral or any part thereof, and manage and operate the same, and receive and collect all rents, income, receipts, royalties, revenues, issues and profits therefrom. Debtor shall irrevocably consent and shall be deemed to have hereby irrevocably consented to the appointment thereof, and upon such appointment, Debtor shall immediately deliver possession of such Collateral to the receiver. Debtor also irrevocably consents to the entry of an order authorizing such receiver to invest upon interest any funds held or received by the receiver in connection with such receivership. Secured Party shall be entitled to such appointment as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy of the security of the Collateral;

                (xi) enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any other or further remedy which it may have hereunder or by law, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor until full and final payment of any deficiency has been made in cash. Debtor shall reimburse Secured Party upon demand for, or Secured Party may apply any proceeds of Collateral to, the costs and expenses (including attorneys' fees, transfer taxes and any other charges) incurred by Secured Party in connection with any sale, disposition, repair, replacement, alteration, addition, improvement or retention of any Collateral hereunder;

               (xii) upon the occurrence of a default hereunder, any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for and/or then or at any time thereafter applied (including application to the payment of any costs, expenses, indemnification and other amounts payable to Secured Party hereunder, which amounts may be paid in whole or in part prior to the other obligations secured hereby) in whole or in part by Secured Party against all or any part of the obligations secured hereby in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the obligations secured hereby shall be paid over to Debtor or to whomever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct, provided, however, that in the event that all
                                   --------
          of the conditions to termination of this Security Agreement under
          Section 7(l) shall have not been fulfilled, such balance shall be held as additional Collateral hereunder and applied from time to time to Secured Party's costs and expenses and as otherwise provided hereunder until all such conditions shall have been fulfilled; and

               (xiii) effect an absolute assignment of all of Debtor's right, title and interest in and to each Mark (and the goodwill of the business of Debtor associated therewith), Patent and Copyright.

7.   MISCELLANEOUS PROVISIONS
     ------------------------

          (a)   Notices.  All notices, requests, approvals, consents and other
                -------
          communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties addressed as follows:

          To Debtor:     Coast Hotels and Casinos, Inc.
                         4500 West Tropicana Avenue
                         Las Vegas, Nevada 89103
                         Attn: Michael Gaughan
                         Ph: (702) 365-7111
                         FAX: (702) 365-7566

                         With a Copy to:

                         Barry Lieberman, Esq.
                         General Counsel
                         Coast Hotels and Casinos, Inc.
                         4500 West Tropicana Avenue
                         Las Vegas, Nevada 89103
                         Ph: (702) 365-7111
                         FAX: (702) 365-7566

To Secured Party:        Firstar Bank of Minnesota, N.A.
                         101 East 5th Street
                         St. Paul, Minnesota  55101
                         FAX:   (612) 229-6415
                         Atten:  Frank Leslie, III

          Such notices, requests and other communications sent as provided hereinabove shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid in which case they shall be effective exactly three (3) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

          (b)   Headings.  The various headings in this Security Agreement are
                --------
     inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof.

          (c)   Amendments.  This Security Agreement or any provision hereof may
                ----------
     be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (d)   No Waiver.  No failure on the part of Secured Party to exercise,
                ---------
     and no delay in exercising, and no course of dealing with respect to, any power, privilege or right under this Security Agreement or any related agreement shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any power, privilege or right under this Security Agreement or any related agreement preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. No waiver by Secured Party of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

          (e)   Binding Agreement.  All rights of Secured Party hereunder shall
                -----------------
     inure to the benefit of its successors and assigns. Debtor shall not assign any of its interest under this Security Agreement without the prior written consent of Secured Party. Any purported assignment inconsistent with this provision shall, at the option of Secured Party, be null and void.

          (f)   Entire Agreement.  This Security Agreement, together with any
                ----------------
     other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant to determine the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          (g)   Choice of Law.  The existence, validity, construction, operation
                -------------
     and effect of any and all terms and provisions of this Security Agreement shall be determined in accordance with and governed by the substantive laws of the State of Nevada, without giving effect to its conflicts of law principles.

          (h)   Severability.  If any provision or obligation of this Security
                ------------
     Agreement should be found to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions and obligations or any other agreement executed in connection herewith, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and shall nonetheless remain in full force and effect to the maximum extent permitted by law.

          (i)   Survival of Provisions.  All representations, warranties and
                ----------------------
     covenants of Debtor contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the termination of this Security Agreement pursuant to Subsection 7(k) hereof.

          (j)    Power of Attorney.  Debtor hereby irrevocably appoints Secured
                 -----------------
     Party its attorney-in-fact, which appointment is coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party's discretion (a) to execute and file financing and continuation statements (and amendments thereto and modifications thereof) on behalf and in the name of Debtor with respect to the security interests granted or purported to be granted hereby, (b) to take any action and to execute any instrument which Secured Party may deem necessary or advisable to exercise its rights under Section 5(p) hereunder, and (c) upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

               (i) to obtain and adjust insurance required to be paid to Secured Party pursuant hereto;

               (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clauses
          (i) and (ii) above;

               (iv) to sell, convey or otherwise transfer any item of Collateral to any purchaser thereof; and

               (v) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

          (k)   Counterparts.  This Security Agreement and any amendments,
                ------------
     waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

          (l)   Termination of Agreement.  Subject to Section 10.1 of the
                ------------------------
     Indenture, this Security Agreement and the security interest hereunder shall not terminate until full and final payment and performance of all indebtedness and obligations secured hereunder. At such time, Secured Party shall reassign and redeliver to Debtor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Secured Party in accordance with the terms hereof, and execute and deliver to Debtor such documents as Debtor may reasonably request to evidence such termination. Such reassignment and redelivery shall be without warranty by or recourse to Secured Party, and shall be at the expense of Debtor; provided, however, that this Security Agreement (including all
     --------  -------
     representations, warranties and covenants contained herein) shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the indebtedness and obligations secured hereunder is rescinded or must otherwise be restored or returned by Secured Party upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Debtor or any other person or upon or in connection with the appointment of any intervenor or conservator of, or trustee or similar official for, Debtor or any other person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          (m)   Successors and Assigns.  This Security Agreement shall inure to
                ----------------------

     the benefit of Secured Party, its successors and assigns, including the assignees of any Secured Obligation or of the benefit of any Secured Obligation and shall bind the heirs, executors, administrators, successors and assigns of Debtor. This Security Agreement is assignable by Secured Party with respect to all or any portion of the Secured Obligations, and when so assigned, Debtor shall be liable to the assignees under this Security Agreement without in any manner affecting the liability of Debtor hereunder with respect to any of the Secured Obligations retained by Secured Party. Each reference herein to powers or rights of Secured Party shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

          (n)   Interaction with Financing Documents.
                ------------------------------------

               (i)   Incorporation by Reference. All terms, covenants,
                     --------------------------
          conditions, provisions and requirements of the Indenture are incorporated by reference in this Security Agreement.

               (ii)   Conflicts with Indenture.  Notwithstanding any other
                      ------------------------
          provision of this Security Agreement, the terms and provisions of this Security Agreement shall be subject and subordinate to the terms of the Indenture. To the extent that the Indenture provides Debtor with a particular cure or notice period, or establishes any limitations or conditions on Secured Party's actions with regard to a particular set of facts, Debtor shall be entitled to the same cure periods and notice periods, and Secured Party shall be subject to the same limitations and conditions in place of the cure periods, notice periods, limitations and conditions provided for under the Indenture; provided,
                                                                       ---------
          however, that such cure periods, notice periods, limitations and
          -------
          conditions shall not be cumulative as between the Indenture and this Security Agreement. In the event of any conflict or inconsistency between the provisions of this Security Agreement and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the-provisions or definitions of the Indenture shall govern.

               (iii)  Conflicts with the Deed of Trust.  In the event of any
                      --------------------------------
          conflict or
          inconsistency between the provisions of this Security Agreement (as they apply to the Collateral) and those of the Deed of Trust (as they apply to the Collateral), including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of this Security Agreement shall govern.

          (o)   Intercreditor Agreement.  Notwithstanding anything herein to the
                -----------------------
     contrary, all rights and remedies of the Secured Party under this Agreement are expressly subject to the terms and conditions of the Intercreditor Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective undersigned duly authorized officers as of the date first above written.

                              DEBTOR:

                              COAST HOTELS AND CASINOS, INC.
                              a Nevada corporation



                              By:  /s/  Harlan D. Braaten
                                 ------------------------
                              Name:  Harlan D. Braaten
                              Title: President & COO

                              SECURED PARTY:

                              FIRSTAR BANK OF MINNESOTA, N.A.
                              as Trustee


                              By:  /s/  Frank Leslie, III
                                 ------------------------
                              Name:  Frank Leslie, III
                              Title: Vice President

                                  Exhibit "A"
                                  -----------

                                DEPOSIT ACCOUNTS

                                                                         ANNEX I
                                                                         -------


A.   SCHEDULE OF U.S. TRADEMARKS REGISTRATIONS

          None

B. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF USE IN COMMERCE UNDER 17 USC (S) 1051(A)

          None

C. SCHEDULE OF PENDING APPLICATION FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF INTENT TO USE THE MARK IN COMMERCE UNDER 17 USC (S) 1051(B)

          None

                                                                         ANNEX 2
                                                                         -------


                      SCHEDULE OF PATENTS AND APPLICATIONS
                      ------------------------------------


                                      None

                                                                         ANNEX 3
                                                                         -------


                    SCHEDULE OF COPYRIGHTS AND APPLICATIONS
                    ---------------------------------------